UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                ____________

                                 FORM 8-K/A

                               CURRENT REPORT
                      Pursuant to Section 13 or 15(d)
                   of the Securities Exchange Act of 1934



                              October 31, 2003
_______________________________________________________________________________
              Date of report (Date of earliest event reported)


                             KNBT Bancorp, Inc.
_______________________________________________________________________________
           (Exact name of registrant as specified in its charter)


Pennsylvania                     000-50426                       38-3681905
_______________________________________________________________________________
(State or other jurisdiction  (Commission File Number)          (IRS Employer
of incorporation)                                           Identification No.)


Route 512 and Highland Avenue, Bethlehem, Pennsylvania             18017
_______________________________________________________________________________
(Address of principal executive offices)                         (Zip Code)


                              (610) 861-5000
_______________________________________________________________________________
            (Registrant's telephone number, including area code)




                              Not Applicable
_______________________________________________________________________________
       (Former name or former address, if changed since last report)



Item 2.     Acquisition and Disposition of Assets
            _____________________________________

     On October 31, 2003, KNBT Bancorp, Inc. ("KNBT") consummated the previously announced merger ("Merger") of First Colonial Group, Inc. ("First Colonial") with and into KNBT. Upon consummation of the Merger, each former stockholder of First Colonial became entitled to receive 3.7 shares of KNBT common stock, par value $0.01 per share ("KNBT Common Stock"), for each former share of common stock of First Colonial, par value $5.00 per share ("First Colonial Common Stock"). Each outstanding option to purchase First Colonial Common Stock was converted into an option to purchase 3.7 shares of KNBT multiplied by the number of shares of First Colonial Common Stock. As a result, 8,545,855 shares of First Colonial Common Stock were issued upon exchange for former shares of First Colonial Common Stock. In addition, options to acquire First Colonial Common Stock were converted into 808,916 options to purchase KNBT Common Stock. Prior to the date of the Merger, First Colonial was the bank holding company for Nazareth National Bank and Trust Company, a national bank ("Nazareth"), which was principally engaged in the business of attracting deposits from the general public and using such deposits, together with funds generated from operations and borrowings, primarily to originate one-to four-family residential loans in Pennsylvania. As of June 30, 2003, First Colonial had total assets of $642.2 million, total deposits of $506.3 million and stockholders' equity of $42.0 million.

     Additional information regarding the Merger is included in KNBT's registration statement on Form S-1 filed on June 6, 2003, as amended.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits
            __________________________________________________________________

(a)    Financial Statements of Business Acquired.
       _________________________________________

     The following audited financial statements of First Colonial are incorporated by reference to KNBT's registration statement on Form S-1 filed with the Securities and Exchange Commission on June 6, 2003, as amended (SEC File No. 333-105899):

Report of Independent Certified Public Accountants

     Consolidated Balance Sheets as of March 31, 2003 (unaudited) and December 31, 2002 and 2001

     Consolidated Statements of Income (For the three months ended
       March 31, 2003 and 2002 (unaudited) and the years ended
       December 2002, 2001 and 2000)

     Consolidated Statement of Changes in Shareholder's Equity
       (For the three months ended March 31, 2003 (unaudited) and the years ended December 2002, 2001, and 2000)

     Consolidated Statements of Cash Flows (For the three months ended March 31, 2003 and 2002 (unaudited) and the years ended December 31, 2002, 2001 and 2000)

     Notes to Consolidated Financial Statements


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     The following unaudited, consolidated interim financial
statements of First Colonial are incorporated by reference to the Quarterly Report on Form 10-Q for the quarter ended June 30, 2003 filed by First Colonial with the Securities and Exchange
Commission (SEC File No. 0-11526):

     Consolidated Balance Sheet at June 30, 2003 (unaudited) and
     December 31, 2002

     Consolidated Statements of Income (unaudited) for the Three and Six Months Ended June 30, 2003 and 2002

     Consolidated Statement of Changes in Shareholders Equity
     (unaudited) for the Six Months Ended June 30, 2003

     Consolidated Statement of Cash Flows (unaudited) for the Six
     Months Ended June 30, 2003 and 2002

     Notes to Consolidated Financial Statements

(b)  Pro Forma Financial Information.
     _______________________________

     Pro forma financial information is not available as of the date of this report on Form 8-K. Pro forma financial information will be filed by amendment as soon as practicable, but in no event later than 60 days after the date that this initial report on Form 8-K must be filed.

(c)  Exhibits.
     ________

Exhibit Number                    Description
______________                    ___________

2.1               Plan of Conversion of Keystone Savings Bank.*

2.2 Agreement and Plan of Merger between Keystone Savings Bank and First Colonial Group, Inc., dated as of March 5, 2003.*

99.1              Press Release dated October 31, 2003.**

___________________________________
* This exhibit is incorporated by reference to KNBT's registration statement on Form S-1, filed on June 6, 2003, as amended (SEC File No. 333-105899).

** This exhibit is incorporated by reference from KNBT's Form 8-K, filed on November 3, 2003 (SEC File No. 0-50426).







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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Actof 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            KNBT BANCORP, INC.



     Date: December 22, 2003               By:   /s/ Reid L. Heeren
                                                  ___________________________
                                                  Reid L. Heeren
                                                  Executive Vice President
                                                  and Chief Financial Officer

















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